EXHIBIT 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer and Chief Financial Officer of CPI Corp., a Delaware corporation (the “Company”), do hereby certify that:

(1)
The Annual Report on Form 10-K/A for the year ended February 4, 2012 (the “Form 10-K/A”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and the results of operations of the Company.

/s/ James J. Abel	/s/ Dale Heins
James J. Abel	Dale Heins
Interim President and	Executive Vice President, Finance,
Chief Executive Officer	Chief Financial Officer and Treasurer

Date: June 4, 2012